SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Capital Agency Corp.

(Name of Registrant as Specified in its Charter)

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AMERICAN CAPITAL AGENCY CORP.

NOTICE OF 2016 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON APRIL 19, 2016

DATE AND TIME:	Tuesday, April 19, 2016, at 11:00 a.m., Eastern Time

PLACE:	Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814

ITEMS OF BUSINESS:	1)	To elect the Board of Directors, with each director serving a one-year term and until his or her successor is elected and qualified;

2)	To consider and vote upon an amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors;

3)	To consider and vote upon an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to provide that our stockholders may remove any director from office, with or without cause;

4)	To consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2016; and

5)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

In addition, there will be a presentation on our business, and stockholders will have an opportunity to ask questions.

WHO CAN VOTE:	You are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting if you were a common stockholder of record at the close of business on February 25, 2016.

VOTING:	Your vote is important and we urge you to vote. You may vote in person at the Annual Meeting, or authorize a proxy to vote by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 5 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the accompanying proxy statement for additional information regarding voting.

MEETING ADMISSION:	If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in response to Question 14 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the accompanying proxy statement.

DATE OF DISTRIBUTION:	This notice, the proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2015, are first being sent to our common stockholders on or about March 11, 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax

Executive Vice President and Secretary

March 11, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2016

This proxy statement and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015, are available free of charge on the internet at www.AGNC.com/2016proxymaterials.

PROXY STATEMENT

This proxy statement contains information about the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of American Capital Agency Corp., a Delaware corporation (“AGNC,” the “Company,” “we” and “us”).

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

ABOUT THE 2016 ANNUAL MEETING AND VOTING

1.	WHY DID I RECEIVE THESE PROXY MATERIALS?

Our Board of Directors is furnishing this proxy statement to you to solicit proxies on its behalf to be voted at the Annual Meeting on Tuesday, April 19, 2016, at 11:00 a.m., Eastern Time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814. The proxies also may be voted at any postponement or adjournment of the meeting.

All properly executed written proxies, and all properly completed proxies submitted by telephone or by the internet, that are timely delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the completion of voting at the meeting.

2.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Samuel A. Flax and John R. Erickson have been designated as proxies by the Board of Directors for the Annual Meeting.

3.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Annual Meeting is February 25, 2016 (the “record date”). The record date is established by the Board of Directors and only common stockholders of record at the close of business on the record date are entitled to:

a.	receive notice of the meeting; and
b.	vote at the meeting and any postponement or adjournment of the meeting.

Each common stockholder of record on the record date is entitled to one vote for each share of common stock held. On the record date, there were 332,453,081 shares of common stock outstanding.

4.	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of common stock are registered in your name on the books and records of our transfer agent, you are a common stockholder of record.

If your shares of common stock are held for you through an intermediary in the name of your broker, bank or other nominee, your shares are held in street name. The answer to Question 10 below describes brokers’ discretionary voting authority and when your broker, bank or other nominee is permitted to vote your shares of common stock without instructions from you. For shares held through a benefit or compensation plan or a broker, bank or other nominee, you may vote by submitting voting instructions to your plan trustee, broker, bank or nominee. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

It is important that you vote your shares of common stock if you are a stockholder of record and, if you hold shares in street name, that you provide appropriate voting instructions to your broker, bank or other nominee as discussed in the answer to Question 10 below.

5.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

You may submit your proxy or vote your shares of our common stock by any of the following methods:

By Telephone or the Internet—Common stockholders can vote their shares via telephone or the internet as instructed in the proxy card or the voting instruction form. The telephone and internet procedures are designed to authenticate a stockholder’s identity, to allow common stockholders to vote their shares and to confirm that their instructions have been properly recorded.

By Mail—A common stockholder who receives a paper proxy card or voting instruction form or requests a paper proxy card or voting instruction form by telephone or internet may elect to vote by mail and should complete, sign and date the proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card or voting instruction form. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders who hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your broker, bank or other nominee for your shares to be voted.

In Person—Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from the broker, bank or other nominee that holds your

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

6.	WHAT ITEMS WILL BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING?

Proposal	Board Recommendations
1) Election of nine directors, each to serve a one-year term and until his or her successor is elected and qualified	FOR each of the nominees
2) Approval of an amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors	FOR
3) Approval of an amendment to our Certificate of Incorporation to provide that our stockholders may remove any director from office, with or without cause	FOR
4) Ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2016	FOR

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any postponement or adjournment thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

7.	WHO COUNTS THE VOTES?

Our transfer agent will receive and tabulate the proxies and certify the results.

8.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their voting choice for each matter on the accompanying proxy. If no specification is made, such shares will be voted “FOR” the election of the nine director nominees, “FOR” the amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors, “FOR” the amendment to our Certificate of Incorporation to provide that our stockholders may remove any director from office, with or without cause, and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2016.

9.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares.

We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Investor Services. Computershare’s address is P.O. Box 30170 College Station, TX 77842-3170; you can reach Computershare at 1-800-733-5001 (from within the United States or Canada) or 781-575-3400 (from outside the United States or Canada).

10.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

Stockholders of Record—If you are a stockholder of record (see Question 4 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Annual Meeting. It is important that you vote your shares.

Street Name Holders—If your shares of common stock are held in street name (see Question 4 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee but only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker, bank or other nominee may be voted by your broker, bank or other nominee on certain “routine” matters if you do not provide voting instructions.

The only proposal to be voted on at the Annual Meeting that is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares is the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountant. The other proposals (specifically, the election of director nominees, the approval of an amendment to our Equity Incentive Plan for Independent Directors and the approval of an amendment to our Certificate of Incorporation) are not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote your shares on these proposals unless you provide to the broker, bank or other nominee voting instructions for these matters. If you do not provide voting instructions on a non-routine matter, your shares of common stock will not be voted on the matter, which is referred to as a “broker non-vote.” It is, therefore, important that you vote your shares.

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QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING

11.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote at the Annual Meeting, except that abstentions and broker non-votes have the same effect as voting against Proposal 3: Approval of Amendment to Our Amended and Restated Certificate of Incorporation to Provide for Removal of Directors With or Without Cause. See Question 10 above for more information about broker non-votes.

12.	HOW CAN I REVOKE A PROXY?

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary, addressed to our principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting.

13.	WHO WILL PAY THE COST OF THIS PROXY SOLICITATION?

We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers and American Capital AGNC Management, LLC (our “Manager”) may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

14.	HOW DO I OBTAIN ADMISSION TO THE ANNUAL MEETING?

If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department either by email at IR@AGNC.com or by telephone at (301) 968-9300. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and picture identification. If you hold shares directly in your name as the stockholder of record, proof of ownership could include a copy of your account statement or a copy of your stock certificate(s). If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

15.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

In order for us to conduct the Annual Meeting, holders representing a majority of our outstanding shares of common stock entitled to vote as of the close of business on February 25, 2016 must be present in person or by proxy at the meeting. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

Abstentions and broker non-votes will be considered present for the purpose of determining whether a quorum is present.

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BOARD AND GOVERNANCE MATTERS

BOARD AND GOVERNANCE MATTERS

Our Board of Directors is currently comprised of five independent directors and four affiliated directors, Malon Wilkus, John R. Erickson, Samuel A. Flax and Alvin N. Puryear. The following table sets forth the current members of our Board of Directors and their committee membership, if any:

Name	Director Since	Executive	Audit(1)	Compensation and Corporate Governance(2)
Malon Wilkus	2008	Chair
John R. Erickson	2013
Samuel A. Flax	2011
Alvin N. Puryear	2008	✓
Robert M. Couch*	2011		✓
Morris A. Davis*	2008			✓
Randy E. Dobbs*	2008			Chair
Larry K. Harvey*	2008	✓	Chair
Prue B. Larocca*	2013		✓	✓

*	Director is “independent,” as defined in Rule 5605(a)(2) of The NASDAQ Global Select Market’s marketplace rules (the “NASDAQ rules”).

(1)	Each member of the Audit Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(c)(2) of the NASDAQ rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”)).

(2)	Each member of the Compensation and Corporate Governance Committee is “independent,” as defined in Rules 5605(a)(2) and 5605(d)(2) of the NASDAQ rules.

Board Leadership Structure

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in January 2008. We believe that combining the positions of Chair and Chief Executive Officer is the best corporate governance leadership structure for us at this time because it permits clear accountability, effective decision-making and alignment on corporate strategy.

Although we believe that it is more effective for us to combine the positions of Chair and Chief Executive Officer, we recognize the importance of strong independent leadership on the Board. We believe that our Board’s independent oversight continues to be substantial. Our Board of Directors has determined that all of the current directors, except Messrs. Wilkus, Erickson and Flax and Dr. Puryear, are “independent” as defined in the NASDAQ rules.

It is our Board’s policy as a matter of good corporate governance to have a majority of our independent directors meet regularly without persons who are members of management or employee directors present to facilitate the Board’s effective independent oversight of management. These directors periodically designate an independent director to serve as the “lead independent director” and preside at these meetings. Presently, our independent directors meet during our Board’s quarterly in-person meetings and may hold additional meetings at the request of the lead independent director or another independent director. The designation of a lead independent director is generally for a one-year term or until his or her successor is elected, and a lead independent director may be re-appointed at the end of a term. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. Mr. Couch is our current lead independent director.

Each of our Board’s Audit Committee and Compensation and Corporate Governance Committee is composed entirely of independent directors. These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties. An independent director also serves on our Board’s Executive Committee.

Corporate Governance

Our Board of Directors has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of our business. The governance practices are memorialized in corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate

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BOARD AND GOVERNANCE MATTERS

our business operations as needed and to make decisions that are independent of management. These guidelines, in conjunction with our Certificate of Incorporation, Second Amended and Restated Bylaws, as amended (our “Bylaws”), and committee charters of the Audit Committee and the Compensation and Corporate Governance Committee, form the framework for our governance. All of these documents are available in the Investor Relations section of our web site at www.AGNC.com.

CORPORATE GOVERNANCE HIGHLIGHTS:

¡      Annual election of directors

¡      Directors elected by majority, not plurality, voting

¡      Resignation policy for directors who do not receive a
majority vote

¡      Five of nine directors are independent

¡      Lead director is independent

¡    Regular meetings of independent directors without members of management or affiliated directors

¡   At least 75% attendance for Board meetings and 100% attendance for committee meetings in 2015

¡    Stock ownership guidelines for directors

¡    Comprehensive Code of Ethics and Conduct and Corporate Governance Guidelines

Committees of the Board of Directors

Our Board of Directors’ principal standing committees and their primary functions are described below.

Executive Committee

This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under Delaware law or our Certificate of Incorporation or Bylaws.

Audit Committee

This committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	the adequacy of our internal controls over financial reporting, including information technology security and controls relating to the preparation of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent registered public accounting firm; and

•	the performance of our independent registered public accounting firm and any internal auditors.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees. The committee’s meetings include, whenever appropriate, executive sessions with each of our independent external auditors and our Manager’s internal auditors, without the presence of management.

Compensation and Corporate Governance Committee

This committee’s principal functions are to:

•	evaluate the performance of and compensation paid by us, if any, to our executive officers;

•	evaluate the performance of our Manager;

•

review the compensation and fees payable to our Manager under the management agreement with our Manager (which is described under “Board and Governance Matters—Certain Transactions with Related Persons”);

•	decide whether to recommend the termination of the management agreement with our Manager;

•	evaluate the compensation and fees payable to the members of the Board of Directors;

•	administer our director equity incentive plan to the extent it is delegated authority by the Board of Directors;

•	review and assist with the development of our executive succession plans; and

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BOARD AND GOVERNANCE MATTERS

•	produce a report on executive compensation required to be included in our proxy statement for our annual meetings.

The Compensation and Corporate Governance Committee also serves as the Board of Director’s standing nominating committee and as such performs the following functions:

•

identifying, recruiting and recommending to the Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors by our common stockholders at the annual meeting of stockholders;

•	developing and recommending to the Board of Directors corporate governance guidelines, including the committee’s selection criteria for director nominees;

•	reviewing and making recommendations on matters involving the general operation of the Board of Directors and our corporate governance;

•	recommending to the Board of Directors nominees for each committee of the Board of Directors; and

•	annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors and reports thereon to the Board of Directors.

Board and Committee Meetings

Under our Bylaws and Delaware law, the Board of Directors is permitted to take actions at regular or special meetings and by written consent. The Board of Directors generally holds regular quarterly meetings and meets on other occasions as necessary. The Board of Directors held nine meetings during 2015. As noted above, the independent directors also met separately in executive sessions to discuss various matters, including our performance and the performance of our Manager.

Each of the Audit Committee and the Compensation and Corporate Governance Committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary, in consultation with the chair of each committee, sets agendas for the meetings. Each committee reports regularly to the Board of Directors on its activities at the next regularly scheduled Board meeting following their committee meetings and when appropriate. During 2015, the Audit Committee held five meetings and our Compensation and Corporate Governance Committee held six meetings, two of which were held to evaluate and review our Manager’s performance, compensation and the terms of the management agreement with our Manager.

Each of our directors attended at least 75% of the meetings of the Board of Directors and 100% of the meetings of the committees on which he or she served in 2015. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. Each of our directors attended the 2015 Annual Meeting either in person or by telephonic conference call.

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BOARD AND GOVERNANCE MATTERS

Risk Oversight

One of the roles of our Board of Directors is being responsible for the general oversight of the Company, including the performance of our executive officers, our Manager and the Company’s risk management processes, to assure that the long-term interests of our stockholders are being served. In performing its risk oversight function, the Board, directly or through its standing committees, regularly reviews our material strategic, operational, financial, compensation and compliance risks with senior management. The Company believes that the Board’s role in risk management oversight is effective and appropriate, particularly given the extensive regulation to which it is already subject as a real estate investment trust. For instance, the Board receives updates at each regular meeting on the Company’s performance and other recent developments, including, among other things, the risks and opportunities facing us, as well as our investment portfolio, and on the variety of strategies used to hedge the Company’s exposure to market risks, including interest rate, prepayment and extension risks. The Board has also adopted, and regularly reviews our compliance with, various policies and procedures addressing other operational risks, such as business continuity, data privacy and cybersecurity. In addition, the Board routinely receives information regarding the technology and cyber-risks relevant to the Company’s business to ensure that adequate steps are being taken to prevent, and prepare for, cyber-incidents.

The Board of Directors also recognizes the importance of effective executive leadership to our success and is actively engaged in overseeing the operational risks related to succession planning. The Board of Directors routinely discusses staffing for critical roles, and potential replacements for key personnel are given exposure to the Board of Directors during meetings and other events. In addition, the Board of Directors is regularly updated on the Manager’s strategies for recruiting, developing and retaining outstanding personnel at the Manager and its affiliates and minimizing employee turnover, as applicable.

The Board has delegated certain risk management oversight responsibility to its committees as follows:

•

Regulatory Compliance Risk:  The Board, both directly and through the Audit Committee, receives regular reports from our Manager’s legal, accounting and internal audit representatives on regulatory matters, including the Company’s compliance with its real estate investment trust (“REIT”) qualification and exemption from the Investment Company Act of 1940, compliance with our Code of Ethics and Conduct (“Code of Ethics”) and our Manager’s compliance with the Investment Advisers Act of 1940.

•

Financial and Accounting Risk:  The Audit Committee oversees the Company’s management of its financial, accounting, internal controls and liquidity risks through regular meetings with our Chief Financial Officer, senior representatives of our Manager’s accounting, tax, auditing and legal departments and representatives of the Company’s independent public accountant.

•	Litigation Risk: The Compensation and Corporate Governance Committee monitors the Company’s litigation, if any.

•

Compensation and Benefit Plan Risk:  The Compensation and Corporate Governance Committee considers the extent to which our director compensation and benefit plan programs may create risk for the Company.

•	Governance Risk: The Compensation and Corporate Governance Committee also oversees risks related to Board organization, membership and structure and corporate governance.

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BOARD AND GOVERNANCE MATTERS

Director Compensation

We compensate our independent directors with cash retainers and equity-based awards. The Compensation and Corporate Governance Committee periodically reviews the form and amount of compensation paid to our independent directors against peer companies and group and general industry data and makes recommendations for adjustments, as appropriate, to the full Board of Directors. Effective July 1, 2015, the Board increased the retainer for independent directors to an annual rate of $100,000 payable quarterly in advance following a review of our director compensation relative to our compensation philosophy and objectives and competitive market practices. In addition, the Chair of our Audit Committee receives a retainer at an annual rate of $25,000, the Chair of our Compensation and Corporate Governance Committee receives an annual retainer of $10,000, and our lead independent director receives an annual retainer of $10,000, each payable quarterly in advance. From January through June 2015, each independent director was paid a retainer for service on the Board of Directors at an annual rate of $60,000 payable quarterly in advance. In addition, the Chair of our Audit Committee was paid a retainer at an annual rate of $15,000, the Chair of our Compensation and Corporate Governance Committee was paid an annual retainer of $10,000, and our lead independent director was paid an annual retainer of $10,000, each payable quarterly in advance.

During 2015, directors were reimbursed for travel expenses incurred in connection with Board and committee meetings and Board-related functions. Directors who are employees or directors of American Capital, Ltd. (“American Capital”) or any of its affiliates, including our Manager, do not receive any compensation from us for service as a member of the Board of Directors. American Capital, however, does have a policy to pay its non-employee directors fees for serving on the board of directors of its portfolio companies or its funds under management (such as AGNC) and under this policy, Dr. Puryear received $80,000 from American Capital for his service on our Board of Directors during 2015, in lieu of any payment by us.

The Board believes that a substantial portion of director compensation should consist of equity-based compensation to assist in aligning directors’ interests with the long-term interests of our stockholders. On April 21, 2015, each of our independent directors received 5,776 restricted stock units (“RSUs”), which vest on May 21, 2016, subject to their continued service on our Board of Directors, under the American Capital Agency Corp. Equity Incentive Plan for Independent Directors (the “director equity incentive plan”) described below. Each RSU represents the right to receive an equivalent number of shares of common stock, plus dividend equivalents, subject to the terms of the director equity incentive plan.

The following table sets forth the compensation received by each independent director during 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Robert M. Couch	90,000	125,000	—	—	—	—	215,000
Morris A. Davis	80,000	125,000	—	—	—	—	205,000
Randy E. Dobbs	90,000	125,000	—	—	—	—	215,000
Larry K. Harvey	100,000	125,000	—	—	—	—	225,000
Prue B. Larocca	80,000	125,000	—	—	—	—	205,000

(1)	For amounts under the column “Stock Awards,” we disclose the fair value associated with the RSU award granted to each director in 2015, measured in dollars and calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation-Stock Compensation (“ASC 718”), as required by Securities and Exchange Commission (“SEC”) regulations. Each award represents the right to receive 5,776 shares of common stock (calculated by dividing the value of the award by the closing price of a share of common stock on the grant date, which was $21.64 on April 21, 2015), plus any dividend equivalents on the RSUs, subject to the terms and conditions of the director equity incentive plan. As of December 31, 2015, each independent director had unvested RSU equivalents of 6,286 shares of common stock, including dividend equivalents on the RSUs.

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BOARD AND GOVERNANCE MATTERS

Equity Incentive Plan

In connection with our initial public offering (“IPO”), we established the American Capital Agency Corp. Equity Incentive Plan for Independent Directors, which provides for the issuance of equity-based awards, including stock options, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our independent directors. On January 26, 2016, the Compensation and Corporate Governance Committee recommended, and our Board of Directors approved, an amendment to and restatement of the director equity incentive plan to provide for the issuance of additional shares of common stock under the plan. Implementation of the amended plan is subject to stockholder approval. See “Proposal 2: Approval of Amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors” for a description of the terms of the plan.

Stock Ownership Guidelines

Our Board of Directors believes that directors more effectively represent the best interests of the company if they are stockholders themselves. Thus, independent directors are encouraged to own shares of our common stock equal in value to three times the annual cash Board retainer (which is $100,000) within the later of five years of joining the Board or April 22, 2019. The minimum number of shares to be held by the independent directors will be calculated on the first trading day of each calendar year based on the closing price of our common stock on that date. In calculating the number of shares held by each independent director for purposes of these guidelines, 50% of the shares of common stock underlying any unvested stock-based awards and 100% of the shares of common stock underlying any vested stock-based awards shall be included. In the event the cash retainer increases or the stock price decreases, causing an independent director to be out of compliance after having been in compliance, the director will have three years to return to compliance. The Compensation and Corporate Governance Committee may waive or modify these requirements in certain situations.

In addition, our Board of Directors has adopted a policy prohibiting our executive officers and directors from pledging or margining any shares of our common stock (regardless of whether such stock is owned directly or indirectly as such terms are used in the Securities and Exchange Commission rules promulgated under the Exchange Act). The Compensation and Corporate Governance Committee may waive or modify these requirements in certain situations.

Director Nomination Process

Nominations for election to the Board of Directors may be made by the Compensation and Corporate Governance Committee of the Board of Directors, or by any common stockholder entitled to vote for the election of directors. Candidates recommended by common stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Board Membership Criteria

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity, including diversity of experience, personal and professional backgrounds, competence in information technology, race, gender and age. Although the committee does not have formal objective criteria for determining the amount of diversity needed on the Board of Directors, it is one of the factors the committee considers in its evaluation. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

Director Resignation Policy

Our Bylaws require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a common stockholder abstains from voting with respect to the matter. Thus, a director nominee is required to receive more votes “for” than “against” to be elected. Pursuant to Delaware law, a director shall remain in office until his or her successor is elected and qualified, even if the director has not received a vote sufficient for re-election. Thus, a company could have a “holdover” director. However, pursuant to our Board-approved director resignation policy, an incumbent director must tender his or her resignation to the Board of Directors if the director is nominated but not re-elected. The policy also requires the Compensation and Corporate Governance Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors will publicly disclose its decision within 90 days after receipt of the tendered resignation.

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BOARD AND GOVERNANCE MATTERS

Any director who tenders his or her resignation pursuant to this policy may not participate in the Compensation and Corporate Governance Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Compensation and Corporate Governance Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors (other than the director who tendered the resignation under review) may participate in the action regarding whether to accept the resignation offers.

Certain Transactions with Related Persons

Related Person Transaction Policies

Our Board of Directors has adopted a policy providing that any investment transaction between American Capital or any of its affiliates and us or any of our subsidiaries requires the prior approval of a majority of our independent directors.

Our Board of Directors has also adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to our Secretary any related person transaction and all material facts about the transaction. Our Secretary would then assess and promptly communicate that information to the Compensation and Corporate Governance Committee of our Board of Directors. Based on its consideration of all of the relevant facts and circumstances, this committee will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to this committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Our Code of Ethics, which was reviewed and approved by our Board of Directors and provided to all of our directors and officers, our Manager and the persons who provide services to us pursuant to the administrative services agreement, requires that all such persons avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of AGNC. Pursuant to our Code of Ethics, each of these persons must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or our Secretary. If a conflict is determined to exist, the person must disengage from the conflict situation or terminate his provision of services to us. Our chief executive officer, chief financial officer, principal accounting officer, chief investment officer and certain other persons who may be designated by our Board of Directors or its Audit Committee, whom we collectively refer to as our financial executives, must consult with our Secretary with respect to any proposed actions or arrangements that are not clearly consistent with our Code of Ethics. In the event that a financial executive wishes to engage in a proposed action or arrangement that is not consistent with our Code of Ethics, the financial executive must obtain a waiver of the relevant provisions of our Code of Ethics in advance from our Audit Committee. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our financial executives) on our web site www.AGNC.com.

Related Person Transactions

On May 20, 2008, we entered into a management agreement with American Capital Agency Management, LLC (n/k/a American Capital Mortgage Management, LLC), the parent company of our Manager. On July 29, 2011, the parent company of our Manager assigned the management agreement to our Manager pursuant to an assignment and amendment agreement. Pursuant to these agreements, our Manager manages our day-to-day operations. We pay our Manager a management fee equal to 1/12 of 1.25% of our month-end stockholders’ equity, adjusted to exclude the effect of any unrealized gains or losses included in either retained earnings or other comprehensive income (loss), each as computed in accordance with accounting principles generally accepted in the United States. The management fee is payable monthly in arrears. Our Manager is entitled to receive this management fee regardless of the performance of our investments. In addition, we reimburse our Manager for any expenses it incurs which are directly related to our operations (excluding employment-related expenses of our Manager’s officers and employees of American Capital and its affiliates who provide services to us pursuant to the administrative services agreement described below).

The initial term of the management agreement expired on May 20, 2011. The management agreement automatically renews for additional one-year terms thereafter unless it is terminated either by us for cause with 60 days prior written notice, or in connection with the expiration of any renewal term, by us or our Manager without cause with 180 days prior written notice. Any nonrenewal by us must be approved by a majority of our independent directors. Additionally, if we decide to not renew the management agreement without cause, we must pay a termination fee on the last day of the applicable term, equal to three times the average annual management fee earned by our Manager during the prior 24-month period immediately preceding the most recently completed month prior to the effective date of termination. In addition, we may not, without the

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BOARD AND GOVERNANCE MATTERS

consent of our Manager, employ any employee of the Manager or any of its affiliates, including American Capital, or any person who has been employed by our Manager or any of its affiliates at any time within the two year period immediately preceding the date on which the person commences employment with us for two years after such termination of the management agreement. As of the date of this proxy statement, no such termination notice has been given in connection with the expiration of the initial or subsequent term.

We rely on our Manager to administer our business activities and day-to-day operations, subject to the supervision and oversight of our Board of Directors. Because neither we nor our Manager have any employees (other than employees of Bethesda Securities, LLC, a subsidiary of AGNC) or separate facilities, our Manager has entered into an administrative services agreement with American Capital and the parent company of our Manager, pursuant to which our Manager has access to their employees, infrastructure, business relationships, management expertise, information technologies and capital raising capabilities, legal and compliance functions and accounting, treasury and investor relations capabilities, which allow our Manager to fulfill all of its responsibilities under the management agreement. However, we are not a party to, or a third party beneficiary under the administrative services agreement. In addition, neither the administrative services agreement nor the management agreement requires our Manager, the parent company of our Manager or American Capital to dedicate specific personnel to our operations nor requires any specific personnel of the parent company of our Manager or American Capital to dedicate a specific amount of time to our business. All of our officers are also officers of our Manager, the parent company of our Manager and/or American Capital.

We have not entered into any other transactions in which any other director or officer or stockholder of ours or our Manager has any material interest.

Compensation and Corporate Governance Committee Interlocks and Insider Participation

No member of the Compensation and Corporate Governance Committee during fiscal year 2015 served as an officer, former officer or employee of ours or had a relationship disclosable under “Board and Governance Matters—Certain Transactions with Related Persons.” Further, during 2015, none of our executive officers served as:

•

a member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	a director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Certificate of Incorporation, our common stockholders elect each of the members of the Board of Directors annually. The term of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to serve as a director until our annual meeting to be held in 2017 and until his or her successor is elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A common stockholder using the enclosed form of proxy can vote for or against any or all of the nominees or may abstain from voting for any or all of the nominees.

We believe that all of our directors, each of whom is a nominee for re-election, possess the personal and professional qualifications necessary to serve as a member of our Board of Directors. Our directors have been evaluated by the Compensation and Corporate Governance Committee pursuant to the guidelines described above under “Board and Governance Matters—Board Membership Criteria” and the determination was made that each of them fulfills and exceeds the qualities that we look for in members of our Board of Directors. Messrs. Wilkus, Erickson and Flax and Dr. Puryear are affiliates of our Manager. Other than Messrs. Wilkus, Erickson and Flax and Dr. Puryear, each of the nominees is independent as defined in the NASDAQ rules.

The information set forth below is as of February 25, 2016, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is c/o American Capital Agency Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. We have highlighted specific attributes for each Board member below.

Director Nominee Biographies and Qualifications

MALON WILKUS, 64
Director Since: 2008 Board Committees: • Executive (Chair)

Professional Experience:

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in January 2008 and as Chief Executive Officer of American Capital AGNC Management, LLC, our Manager, since April 2011. Mr. Wilkus founded American Capital, Ltd. (NASDAQ: ACAS), the indirect owner of our Manager, in 1986 and has served as its Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He also served as President of American Capital from 2001 to 2008 and from 1986 to 1999. Mr. Wilkus has been the Chairman of European Capital Limited, a European private equity and mezzanine fund, since its formation in 2005. In addition, Mr. Wilkus is the Chief Executive Officer and President of American Capital Asset Management, LLC (f/k/a American Capital, LLC), the asset fund management portfolio company of American Capital and the owner of the parent company of our Manager. Mr. Wilkus has also served as the Chair and Chief Executive Officer of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) since March 2011 and as the Chief Executive Officer of its manager, American Capital MTGE Management, LLC, since April 2011. Additionally, Mr. Wilkus has served as the Chair and Chief Executive Officer of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) since February 2013. He has also served on the board of directors of over a dozen middle-market companies in various industries.

Director Qualifications:

Mr. Wilkus’ extensive board and senior executive experience investing in and managing private and public investment vehicles, and his financial expertise and deep knowledge of our business as our Chief Executive Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

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PROPOSAL 1: ELECTION OF DIRECTORS

JOHN R. ERICKSON, 56

Professional Experience:

Mr. Erickson has served as our Executive Vice President and Chief Financial Officer since our incorporation in January 2008 and as Executive Vice President and Treasurer of our Manager since July 2011 and April 2011, respectively. Mr. Erickson has also served as the Executive Vice President and Chief Financial Officer and a member of the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) since March 2011 and July 2011, respectively, and as the Executive Vice President and Treasurer of its manager, American Capital MTGE Management, LLC, since July 2011 and April 2011, respectively. Mr. Erickson has also served as Executive Vice President and Chief Financial Officer of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) since February 2013. In addition, he is Executive Vice President and Treasurer of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Erickson has also served as the President, Structured Finance of American Capital since 2008 and as its Chief Financial Officer since 1998. He also held the position of Executive Vice President of American Capital from 2001 to 2008. From 1991 to 1998, Mr. Erickson was the Chief Financial Officer of Storage USA, Inc., a REIT formerly traded on the New York Stock Exchange (NYSE: SUS).

Director Since: 2013 Board Committees: • None

Director Qualifications:

Mr. Erickson’s extensive senior executive experience, his financial expertise and his deep knowledge of our business as our Executive Vice President and Chief Financial Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.

SAMUEL A. FLAX, 59

Professional Experience:

Mr. Flax has served as our Executive Vice President and Secretary since our incorporation in January 2008 and as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since July 2011, February 2012 and April 2011, respectively. Mr. Flax has also served as Executive Vice President and Secretary and member of the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) since March 2011 and February 2013, respectively, and Executive Vice President, Chief Compliance Officer and Secretary of its manager, American Capital MTGE Management, LLC since July 2011, February 2012 and April 2011, respectively. In addition, he is Executive Vice President, Chief Compliance Officer and Secretary of American Capital Senior Floating, Ltd. (NASDAQ: ACSF) and of American Capital Asset Management, LLC, the asset fund management portfolio company of American Capital. Mr. Flax has also served as the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of American Capital since January 2005. Mr. Flax was a partner in the corporate and securities practice group of the Washington, D.C. law firm of Arnold & Porter LLP from 1990 to January 2005. At Arnold & Porter LLP, he represented American Capital in raising debt and equity capital, advised the company on corporate, securities and other legal matters and represented the company in many of its investment transactions.

Director Since: 2011 Board Committees: • None

Director Qualifications:

Mr. Flax’s extensive senior executive and legal experience and his deep knowledge of our business as our Executive Vice President and Secretary strengthen our Board’s collective qualifications, skills, experience and viewpoints.

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PROPOSAL 1: ELECTION OF DIRECTORS

ALVIN N. PURYEAR, 78
Director Since: 2008 Board Committees: • Executive

Professional Experience:

Dr. Puryear is Professor Emeritus of Management and Entrepreneurship at Baruch College of the City University of New York where he was the initial recipient of the Lawrence N. Field Professorship in Entrepreneurship. Additionally, Dr. Puryear is a management consultant, who advises existing and new businesses with high-growth potential. Prior to his appointment at Baruch College, Dr. Puryear was on the faculty of the graduate school of business administration at Rutgers University. During leaves-of-absence from Baruch, he served as a Vice President at the Ford Foundation and First Deputy Comptroller for the City of New York. Before joining the academic community, he held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Corporation, respectively. He is also a member of the Boards of Directors of American Capital, Ltd. (NASDAQ: ACAS) and American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Qualifications:

Dr. Puryear’s extensive academic and board service and his experiences in finance, corporate governance and executive compensation matters strengthen our Board’s collective qualifications, skills, experience and viewpoints.

ROBERT M. COUCH, 58
Director Since: 2011 Board Committees: • Audit

Professional Experience:

Mr. Couch is Counsel to Bradley Arant Boult Cummings LLP, a law firm based in Birmingham, Alabama. Until December 31, 2015, Mr. Couch was Chairman of ARK Real Estate Strategies, LLC. ARK is the manager of the ARK Real Estate Opportunity Fund I, LLC, an investment fund focused on distressed residential real estate. Mr. Couch is a member of the Board of Directors of Prospect Holding Company, LLC, the parent company of Prospect Mortgage of Sherman Oaks, California. He is also a director of MAX Exchange LLC, a start-up company primarily focused on the design and establishment of an electronic mortgage exchange. From June 2007 to November 2008, Mr. Couch served as General Counsel of the United States Department of Housing and Urban Development, or HUD. From December 2006 until June 2007, Mr. Couch served as Acting General Counsel of HUD. Mr. Couch began his service at HUD as President of Ginnie Mae from June 2006 until June 2007. Prior to his government service, Mr. Couch served as President and Chief Executive Officer of New South Federal Savings Bank. He is a certified public accountant (inactive). Mr. Couch also serves on the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Qualifications:

Mr. Couch’s extensive senior executive and board experience, including in real estate and government, strengthen our Board’s collective qualifications, skills, experience and viewpoints.

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PROPOSAL 1: ELECTION OF DIRECTORS

MORRIS A. DAVIS, 44

Professional Experience:

Dr. Davis is the Paul V. Profeta Chair of Real Estate and the Academic Director of the Center for Real Estate at the Rutgers Business School, where he has worked since September 2014. Previously, Dr. Davis was the James A. Graaskamp Chair of Real Estate in the Department of Real Estate at the University of Wisconsin-Madison, where he worked from September 2006 through August 2014. Dr. Davis was also the Academic Director of the James A. Graaskamp Center for Real Estate at the University of Wisconsin-Madison. He was previously on the Academic Advisory Council of the Federal Reserve Bank of Chicago and served as a Research Associate at the Federal Reserve Bank of Cleveland. From July 2002 to August 2006, Dr. Davis was an economist at the Federal Reserve Board working in the Flow of Funds Section. From October 2001 to July 2002, he was Director of Yield Optimization at Return Buy, Inc. and from August 1998 to October 2001, Dr. Davis was an economist at the Macroeconomics and Quantitative Studies Section of the Federal Reserve Board. Dr. Davis is widely published on issues related to the U.S. housing markets and a frequent lecturer. He holds a Ph.D. in Economics from the University of Pennsylvania. Dr. Davis also serves on the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Since: 2008 Board Committees: • Compensation and Corporate Governance
Director Qualifications: Dr. Davis’s expertise in economics and finance matters strengthens our Board’s collective qualifications, skills, experience and viewpoints.

RANDY E. DOBBS, 65

Professional Experience:

Mr. Dobbs is an Operating Partner at Welsh, Carson, Anderson & Stowe (“Welsh Carson”), a private equity firm. In addition, Mr. Dobbs has been a self-employed business consultant and business speaker since the end of 2010. From April 2012 to January 2015, Mr. Dobbs served as Chief Executive Officer for Matrix Medical Network, a portfolio company of Welsh Carson and a provider of home health assessments for Medicare Advantage clients across 32 states. Prior to that, he was a Senior Operating Executive at Welsh Carson, where he was responsible for portfolio company operational oversight, business acquisitions and equity opportunity development. From February 2005 to October 2008, he was the Chief Executive Officer of US Investigations Services, Inc. and its subsidiaries (“USIS”). USIS provided business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal agencies. From April 2003 to February 2005, Mr. Dobbs was President and Chief Executive Officer of Philips Medical Systems, North America, a manufacturer of systems for imaging, radiation oncology and patient monitoring, as well as information management and resuscitation products. Prior to April 2003, Mr. Dobbs spent 27 years with General Electric Company where he held various senior level positions, including President and Chief Executive Officer of GE Capital, IT Solutions. Mr. Dobbs also serves on the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) and the board of directors of various private equity companies and previously served on the board of directors of Savvis, Inc. (NASDAQ: SVVS) from November 2010 to August 2011.

Director Since: 2008 Board Committees: • Compensation and Corporate Governance (Chair)
Director Qualifications: Mr. Dobbs’s extensive senior executive experience managing a wide variety of businesses strengthens our Board’s collective qualifications, skills, experience and viewpoints.

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PROPOSAL 1: ELECTION OF DIRECTORS

LARRY K. HARVEY, 51
Director Since: 2008 Board Committees: • Executive • Audit (Chair)

Professional Experience:

Mr. Harvey has served as Chief Financial Officer of Playa Hotels & Resorts B.V. since April 2015. From 2007 to 2013, he served as Executive Vice President and Chief Financial Officer of Host Hotels & Resorts, Inc. (NYSE: HST) (“Host”) and served as its Treasurer from 2007 to 2010. From 2006 to 2007, Mr. Harvey served as Senior Vice President, Chief Accounting Officer of Host and from 2003 to 2006, he served as Host’s Senior Vice President and Corporate Controller. Prior to rejoining Host in 2003, he served as Chief Financial Officer of Barceló Crestline Corporation, formerly Crestline Capital Corporation. Prior to that, Mr. Harvey was Host’s Vice President of Corporate Accounting, before the spin-off of Crestline in 1998. Mr. Harvey also serves on the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) and American Capital Senior Floating, Ltd. (NASDAQ: ACSF). Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

Director Qualifications:

Mr. Harvey’s public company accounting, finance and risk management expertise, including his extensive experience as a senior executive of a REIT responsible for the preparation of financial statements, strengthens our Board’s collective qualifications, skills, experience and viewpoints.

PRUE B. LAROCCA, 64
Director Since: 2013 Board Committees: • Audit • Compensation and Corporate Governance

Professional Experience:

Ms. Larocca is a retired investment banking executive and a widely recognized expert in the areas of housing finance and securitization. In addition, Ms. Larocca is a member of the board of the Housing Preservation Foundation and the Washington School for Girls and previously served two terms on the board of the American Securitization Trade Association. Ms. Larocca was a Managing Director of Royal Bank of Scotland (“RBS”) in the Mortgage Backed and Asset Backed Finance Group from 1997 until her retirement from RBS in 2011. Prior to joining RBS, Ms. Larocca was a Senior Vice President at Lehman Brothers in the mortgage finance business, managed the consumer and single family securitization business for the Resolution Trust Corporation and practiced law with the firms of Milbank, Tweed, Hadley and McCloy as well as Kutak Rock. She is a graduate of the Georgetown University Law Center and Indiana University. Ms. Larocca also serves on the board of directors of American Capital Mortgage Investment Corp. (NASDAQ: MTGE).

Director Qualifications:

Ms. Larocca’s extensive and lengthy expertise in mortgage finance and asset securitization strengthens our Board’s collective qualifications, skills, experience and viewpoints.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the affirmative vote of a majority of the votes cast by holders of our common stock at the Annual Meeting. The affirmative vote of a “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of nine directors at the Annual Meeting, it will mean that each of the nine candidates will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL 2: APPROVAL OF AMENDMENT TO THE AMERICAN CAPITAL AGENCY CORP. EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE AMERICAN CAPITAL AGENCY CORP. EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

General Information

As discussed above, in connection with our IPO, we established the American Capital Agency Corp. Equity Incentive Plan for Independent Directors (the “director equity incentive plan” or “current plan”), which provides for the issuance of equity-based awards, including stock options, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our independent directors. We initially reserved an aggregate of 100,000 shares of our common stock for issuance in connection with such awards under the director equity incentive plan. Currently, only 1,850 shares remain available for awards under the plan.

We believe that it is in our best interests to be able to consider equity awards in the compensation decisions for our independent directors in order to attract, motivate and retain outstanding directors and to align further their interests with those of our stockholders. Thus, in January 2016, the Compensation and Corporate Governance Committee recommended, and our Board of Directors approved, an amendment to and restatement of the director equity incentive plan (the “Amended Director Equity Incentive Plan”) to provide for the issuance of an aggregate 300,000 shares of common stock pursuant to equity awards under the plan (inclusive of the 100,000 shares previously reserved for issuance) to directors and to extend the term of the plan, the amendment of which is subject to stockholder approval.

Summary of Material Changes to Director Equity Incentive Plan

The following is a summary of the material changes to the director equity incentive plan. As noted above, the current plan provides for the issuance of 100,000 shares of common stock in connection with equity awards to independent directors (of which only 1,850 shares remain available), and the Amended Director Equity Incentive Plan will provide for the issuance of an aggregate 300,000 shares for such equity awards (or an additional 200,000 shares). In addition, the current plan is set to automatically expire on May 12, 2018, the tenth anniversary of the date on which the director equity incentive plan was initially adopted by our Board of Directors, and the Amended Director Equity Incentive Plan will automatically expire on January 26, 2026, the tenth anniversary of the date on which the Amended Director Equity Incentive Plan was adopted by our Board of Directors, subject to stockholder approval. Other than these changes, the terms of the Amended Director Equity Incentive Plan are materially similar to those of the current plan.

Summary of Material Terms of Amended Director Equity Incentive Plan

The following is a summary of certain provisions of the Amended Director Equity Incentive Plan. The complete text of the Amended Director Equity Incentive Plan is attached as Appendix 1 to this proxy statement and is incorporated herein by reference. The Amended Director Equity Incentive Plan will provide for the issuance of equity-based awards, including stock options, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our directors.

The Amended Director Equity Incentive Plan will be administered by our Board of Directors (the “plan administrator”), which from time to time may delegate all or a portion of its authority to a committee established by our Board of Directors. The plan administrator will have the authority to make awards to eligible independent directors and to determine what form the awards will take and the terms and conditions of the awards. Except as provided below with respect to equitable adjustments, the plan administrator may not take any action that would have the effect of reducing the exercise or purchase price of any award granted under the Amended Director Equity Incentive Plan without first obtaining the consent of our stockholders.

An aggregate of 300,000 shares of our common stock will be reserved for issuance under the Amended Director Equity Incentive Plan for directors, subject to adjustment as provided below. On February 25, 2016, the closing price of our common stock on The NASDAQ Global Select Market was $18.11 per share. If any shares subject to an award granted under the Amended Director Equity Incentive Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, or if shares of our common stock are surrendered or withheld by us as payment of either the exercise price of an award and/or withholding taxes in respect of an award, the shares of common stock with respect to such award will again be available for awards under the Amended Director Equity Incentive Plan. Upon the exercise of any award granted in tandem with any other award, the related award will be cancelled to the extent of the

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    17

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE AMERICAN CAPITAL AGENCY CORP. EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

number of shares of common stock as to which the award is exercised and, notwithstanding the foregoing, that number of shares will no longer be available for awards under the Amended Director Equity Incentive Plan.

In the event that the plan administrator determines that any dividend or other distribution (whether in the form of cash, common stock, or other property), recapitalization, stock split, reverse split, reorganization, merger or other similar corporate transaction or event, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Amended Director Equity Incentive Plan, then the plan administrator will make equitable changes or adjustments to: (i) the number and kind of shares of common stock or other property (including cash) that may thereafter be issued in connection with awards; (ii) the number and kind of shares of common stock or other property (including cash) issued or issuable in respect of outstanding awards; (iii) the exercise price, grant price or purchase price relating to any award and (iv) the performance goals, if any, applicable to outstanding awards. In addition, the plan administrator may determine that any equitable adjustment may be accomplished by making a payment to the award holder, in the form of cash or other property (including but not limited to shares of our common stock).

Each stock option granted under the Amended Director Equity Incentive Plan has a term of no longer than 10 years, and has an exercise price that is no less than 100% of the fair market value of our common stock on the date of grant of the award. The plan administrator determines the terms and conditions of each grant of restricted stock or restricted stock units under the Amended Director Equity Incentive Plan. Restricted stock units confer on the participant the right to receive cash, common stock or other property, as determined by the plan administrator, having a value equal to the number of shares of our common stock that are subject to the award. The holders of awards of restricted stock or restricted stock units may be entitled to receive dividends or, in the case of restricted stock units, dividend equivalents, which in either case may be payable immediately or on a deferred basis at such time as is determined by the plan administrator.

The plan administrator may determine to make grants of our common stock that are not subject to any restrictions or a substantial risk of forfeiture or to grant other stock-based awards to eligible participants, the terms and conditions of which will be determined by the plan administrator at the time of grant.

Outstanding restricted stock awards, but not outstanding restricted stock units, under the Amended Equity Incentive Plan will become fully vested, exercisable and/or payable if we undergo a change of control or upon termination of the director’s service, including termination due to the director’s death or disability or pursuant to our director resignation policy, but excluding termination of service pursuant to a removal for cause.

The Amended Director Equity Incentive Plan will automatically expire on January 26, 2026, the tenth anniversary of the date on which the Amended Director Equity Incentive Plan was adopted by our Board of Directors, subject to stockholder approval. Our Board of Directors may also terminate, amend, modify or suspend the Amended Director Equity Incentive Plan at any time, subject to stockholder approval as required by law or stock exchange rules. The plan administrator may amend the terms of any outstanding award under the Amended Director Equity Incentive Plan at any time. No amendment or termination of the Amended Director Equity Incentive Plan, or any outstanding award, may adversely affect any of the rights of an award holder without the holder’s consent.

18    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE AMERICAN CAPITAL AGENCY CORP. EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

Existing Equity Compensation Plan Information

The following table provides information as of December 31, 2015 concerning the shares of our common stock authorized for issuance under the current plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column of this table)
Equity compensation plans approved by security holders (1)	31,431	$-	1,850
Equity compensation plans not approved by security holders	-	-	-

Total	31,431	$-	1,850

(1)	Represents unvested restricted stock units granted to our independent directors, including accrued dividend equivalent shares. Table excludes 5,000 shares of unvested restricted common stock granted to our independent directors, which were issued and outstanding on the date of grant.

New Plan Benefits

We cannot determine at this time what benefits or amounts, if any, will be received by or allocated to any independent director under the Amended Director Equity Incentive Plan if it is approved by the stockholders. Other than the 5,776 restricted stock units granted to each of our independent directors on April 21, 2015 under the current plan, we cannot determine what amounts would have been received by any other person or group of persons for the last fiscal year if the Amended Director Equity Incentive Plan had been in effect.

Summary of Certain Federal Income Tax Consequences of Stock Options Under the Plan

The following discussion briefly summarizes certain United States federal income tax aspects of stock options granted pursuant to the Amended Director Equity Incentive Plan. State, local and foreign tax consequences may differ.

Non-Qualified Stock Options. All options under the Amended Director Equity Incentive Plan will be non-qualified stock options. A participant generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted under the Amended Director Equity Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding. Our obligation to issue or deliver shares is subject to the satisfaction of applicable tax withholding. The plan administrator may provide that a participant can satisfy tax withholding by (a) making a cash payment, (b) authorizing us to withhold shares that would otherwise be issued upon the exercise of the option, or (c) delivering to us already owned and unencumbered shares of our common stock.

Deductibility by Company. In general, in the case of a non-qualified stock option, we will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    19

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE AMERICAN CAPITAL AGENCY CORP. EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Options under the Amended Director Equity Incentive Plan may be subject to federal income tax rules that apply to “nonqualified deferred compensation plans” that were enacted as part of the American Jobs Creation Act of 2004 and which became effective on January 1, 2005. Failure to comply with these rules or qualify for an exemption in respect of an option could result in significant adverse tax results to the grantee of such option, including immediate taxation of the option upon vesting (and immediate taxation upon vesting of the grantee’s awards under certain other plans), a penalty tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Amended Director Equity Incentive Plan has been designed to allow, but not require, the grant of options that are intended to comply with these deferred compensation rules or qualify for an exemption.

Background and Reasons; Potential Effect

As noted above, the Board of Directors believes that adopting the Amended Director Equity Incentive Plan is in our best interests and the best interests of our stockholders to assist us in attracting, motivating, and retaining highly qualified directors. For instance, certain awards under the Amended Director Equity Incentive Plan allow participants to share in the cash dividends paid on our common stock, which is significant because a substantial component of the total return to our stockholders comes in the form of the cash dividend. The Amended Director Equity Incentive Plan is also desirable because it enables directors to share in the risk of ownership of our common stock and further aligns their interests with those of our stockholders. However, the issuance of additional shares of common stock under the Amended Director Equity Incentive Plan may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing stockholders and may adversely affect the market price for our common stock.

Conclusion and Recommendation; Vote Required

The Board of Directors is submitting and recommending to our stockholders the approval of the Amended Director Equity Incentive Plan. Such approval requires the affirmative vote of the holders of a majority of all shares of our common stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of the stockholders and has unanimously approved the Amended Director Equity Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED DIRECTOR EQUITY INCENTIVE PLAN.

20    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE

PROPOSAL 3: APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE

General Information

The Board has approved an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to provide that the Company’s stockholders may remove any director from office, with or without cause.

Section 5.5 of our Certificate of Incorporation currently provides that the Company’s stockholders may remove directors from office any time for cause by the affirmative vote of the holders of at least sixty-six percent (66%) of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class. The Court of Chancery of the State of Delaware recently ruled that, under Delaware’s General Corporation Law, directors of corporations without a classified Board of Directors (such as the Company) may be removed by stockholders at a duly convened meeting with or without cause. The proposed amendment to the Company’s Certificate of Incorporation is intended to clarify this point as to the Company by conforming the language of Section 5.5 of the Certificate of Incorporation to the language of Delaware law as applicable to the Company, as recently interpreted by the Court of Chancery of the State of Delaware.

The Board has approved, and recommends for approval by the stockholders, amending Section 5.5 of the Company’s Certificate of Incorporation to give effect to the changes set forth in Appendix 2.

Conclusion and Recommendation; Vote Required

The Board of Directors is submitting and recommending to our stockholders the amendment to the Certificate of Incorporation to provide for removal of directors with or without cause.

The approval of the amendment to the Certificate of Incorporation requires the affirmative vote by the holders of a majority of all shares of our common stock entitled to vote generally in the election of directors at the Annual Meeting. The amendment, if adopted, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware incorporating the amendment, which we would expect to do as soon as practicable after the amendment is adopted. Abstentions and broker non-votes have the same effect as voting against the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of the stockholders and has unanimously approved the amendment to the Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE COMPANY’S STOCKHOLDERS MAY REMOVE ANY DIRECTOR FROM OFFICE, WITH OR WITHOUT CAUSE.

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    21

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

Ernst & Young LLP has served as our independent public accountant since our IPO and, at a meeting on February 16, 2016, the Audit Committee approved the appointment of Ernst & Young LLP to audit our financial statements for 2016. This appointment is subject to ratification or rejection by our common stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Independent Public Accountant’s Fees

Ernst & Young LLP performed various audit and other services for us during 2015 and 2014. Fees for professional services provided by Ernst & Young LLP in 2015 and 2014 in each of the following categories were:

	2015	2014
Audit Fees	$1,134,000	$1,126,041
Audit-Related Fees	-	-
Tax Compliance and Consulting Fees	51,500	63,720
All Other Fees	-	-
Total Fees	$1,185,500	$1,189,761

Audit Fees

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our financial statements, audit of internal control over financial reporting, review of our quarterly financial statements and for comfort letters and consents related to stock issuances.

Tax Fees

“Tax Compliance and Consulting Fees” relate to fees billed for professional services for tax compliance and consulting on tax related matters.

Pre-Approval Policy

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee for 2015 in accordance with its pre-approval policy. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent public accountant. The policy requires the Audit Committee to approve each audit or non-audit engagement or accounting project involving the independent public accountant, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. The committee may delegate its pre-approval authority to one or more of its members, and such member(s) are required to report any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee has delegated authority to its Chair to pre-approve the engagement and related fees of the independent public accountant for any additional audit or permissible non-audit services. In addition, pursuant to the policy, pre-approval is not required for additional non-audit services if such services result in a de minimus amount of less than 5% of the total annual fees paid by us to the independent public accountant during the fiscal year in which the non-audit services are provided, were not recognized by us at the time of engagement to be non-audit services and are reported to the Audit Committee promptly thereafter and approved prior to the completion of the annual audit.

Conclusion and Recommendation; Vote Required

The affirmative vote of the holders of a majority of all shares of our common stock present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR 2016.

22    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee presently composed of three directors, Ms. Larocca and Messrs. Couch and Harvey. Each of the directors is independent as defined in the NASDAQ rules. The Board of Directors has determined that Mr. Harvey is an “audit committee financial expert” (as defined in Item 407 of Regulation S-K under the Securities Act).

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available in the Investor Relations section of our web site at www.AGNC.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited consolidated financial statements with management and with Ernst & Young LLP, our independent auditors for 2015.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16 (which superseded Auditing Standard No. 61, as amended), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received from Ernst & Young LLP the written statements required by Public Company Accounting Oversight Board Rule No. 3526, “Communications with Audit Committees Concerning Independence,” and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2015 be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the Securities and Exchange Commission.

The Audit Committee has approved the appointment of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2016 and has directed that the appointment of Ernst & Young LLP be submitted to our stockholders for ratification.

By the Audit Committee:
Larry K. Harvey, Chair
Robert M. Couch
Prue B. Larocca

Use of Report of the Audit Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Exchange Act.

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    23

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Executive Officer Biographies

The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of February 25, 2016. The business address of each executive officer is c/o American Capital Agency Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

MALON WILKUS, 64

Chair and Chief Executive Officer

Mr. Wilkus has served as our Chair and Chief Executive Officer since our incorporation in January 2008 and as Chief Executive Officer of our Manager since April 2011. He previously served as our President from January 2008 to April 2011. Further information about Mr. Wilkus may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

JOHN R. ERICKSON, 56

Executive Vice President and Chief Financial Officer

Mr. Erickson has served as our Executive Vice President and Chief Financial Officer since our incorporation in January 2008 and as a member of our Board of Directors since February 2013. He has also served as Executive Vice President and Treasurer of our Manager since July 2011 and April 2011, respectively. Further information about Mr. Erickson may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

SAMUEL A. FLAX, 59

Executive Vice President and Secretary

Mr. Flax has served as our Executive Vice President and Secretary since our incorporation in January 2008 and as a member of our Board of Directors since July 2011. He has also served as Executive Vice President, Chief Compliance Officer and Secretary of our Manager since July 2011, February 2012 and April 2011, respectively. Further information about Mr. Flax may be found under “Proposal 1: Election of Directors—Director Nominee Biographies and Qualifications” in this proxy statement.

GARY KAIN, 51

President and Chief Investment Officer

Mr. Kain has served as our President since April 2011 and as our Chief Investment Officer since January 2009. He was previously a Senior Vice President from January 2009 to April 2011. He has also served as President of our Manager since April 2011. Mr. Kain has also served as the President and Chief Investment Officer of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) since March 2011 and as the President of its manager, American Capital MTGE Management, LLC, since April 2011. Mr. Kain served as a Senior Vice President and Managing Director of American Capital from January 2009 to July 2009, after which time he became an employee of the parent company of our Manager. While at American Capital, Mr. Kain headed American Capital’s RMBS investment team. Prior to joining American Capital, Mr. Kain served as Senior Vice President of Investments and Capital Markets of Federal Home Loan Mortgage Corporation (“Freddie Mac”) from May 2008 to January 2009. He also served as Senior Vice President of Mortgage Investments & Structuring of Freddie Mac from February 2005 to April 2008, during which time he was responsible for managing all of Freddie Mac’s mortgage investment activities for the company’s $700 billion retained portfolio. From 2001 to 2005, Mr. Kain served as Vice President of Mortgage Portfolio Strategy at Freddie Mac. From 1995 to 2001, he served as head trader in Freddie Mac’s Securities Sales & Trading Group, where he was responsible for managing all trading decisions including REMIC structuring and underwriting, hedging all mortgage positions, income generation, and risk management. Prior to that, he served as a senior trader, responsible for managing the adjustable-rate mortgage and REMIC sectors.

24    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

EXECUTIVE OFFICERS

PETER J. FEDERICO, 49

Senior Vice President and Chief Risk Officer

Mr. Federico has served as our Senior Vice President and Chief Risk Officer since June 2011 and as Senior Vice President and Chief Risk Officer of our Manager since July 2011. Mr. Federico has also served as Senior Vice President and Chief Risk Officer of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) and of its manager, American Capital MTGE Management, LLC, since May 2011. Mr. Federico joined the parent company of our Manager in May 2011. Prior to that, Mr. Federico served as Executive Vice President and Treasurer of Freddie Mac from October 2010 through May 2011, where he was primarily responsible for managing the company’s investment activities for its retained portfolio and developing, implementing and managing risk mitigation strategies. He was also responsible for managing Freddie Mac’s $1.2 trillion interest rate derivative portfolio and short and long-term debt issuance programs. Mr. Federico also served in a number of other capacities at Freddie Mac, including as Senior Vice President, Asset & Liability Management.

CHRISTOPHER J. KUEHL, 42

Senior Vice President, Agency Portfolio Investments

Mr. Kuehl has served as our Senior Vice President, Agency Portfolio Investments since March 2012 and as Senior Vice President of our Manager since April 2011. He has also served as Senior Vice President of American Capital Mortgage Management, LLC, the parent company of our Manager, since August 2010. Mr. Kuehl is also Senior Vice President, Agency Portfolio Investments of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) and Senior Vice President of its manager, American Capital MTGE Management, LLC. Prior to joining American Capital Mortgage Management, LLC, Mr. Kuehl served as Vice President of Mortgage Investments & Structuring of Freddie Mac. In this capacity, Mr. Kuehl was responsible for directing Freddie Mac’s purchases, sales and structuring activities for all MBS products, including fixed-rate mortgages, ARMs and CMOs. Prior to joining Freddie Mac in 2000, Mr. Kuehl was a Portfolio Manager with TeleBanc/Etrade Bank.

BERNICE E. BELL, 44

Senior Vice President and Chief Accounting Officer

Ms. Bell has served as our Senior Vice President and Chief Accounting Officer and as Senior Vice President and Chief Financial Officer of our Manager since January 2016. Ms. Bell previously served as our Vice President from April 2011 to January 2016 and as our Controller from 2008 through December 2015. Ms. Bell served as Chief Financial Officer and Vice President of our Manager from January 2010 and January 2011, respectively, to December 2015. From July 2003 to December 2009, Ms. Bell served as the Controller of American Capital, Ltd. (NASDAQ: ACAS), and she served as a Vice President of American Capital from January 2006 to December 2009. Prior to joining American Capital, Ms. Bell was the Vice President and Controller of certain privately-held companies engaged in the business of telecommunications and software development from July 1998 to June 2003 and was with the accounting firm Price Waterhouse, LLP from July 1994 to June 1998. Ms. Bell is a Certified Public Accountant.

Executive Compensation

We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards of any kind to them, during 2015, and we have no plans to do so for 2016. None of our executive officers received any options or stock directly from us prior to December 31, 2015, and we have no plans to do so for 2016. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any of our executive officers and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.

Compensation Discussion and Analysis

We have not paid, and we do not intend to pay, any cash or equity compensation to any of our executive officers and we do not currently intend to adopt any policies with respect thereto. We have engaged American Capital AGNC Management, LLC as our Manager pursuant to the terms of a management agreement, dated May 20, 2008, as amended. See “Board and Governance Matters—Certain Transactions with Related Persons” for a description of the terms of the management agreement, including the management fees payable to our Manager thereunder and our reimbursement obligations to our Manager. Under our management agreement, our Manager has agreed to provide us with a management team, including a chief executive officer, chief financial officer and chief investment officer or similar positions.

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    25

EXECUTIVE OFFICERS

Report of the Compensation and Corporate Governance Committee

Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, our Compensation and Corporate Governance Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

By the Compensation and Corporate Governance Committee:

Randy E. Dobbs, Chair

Morris A. Davis

Prue B. Larocca

26    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

OWNERSHIP OF COMPANY EQUITY SECURITIES

OWNERSHIP OF COMPANY EQUITY SECURITIES

Security Ownership of Management and Certain Beneficial Owners

Common Stock

On February 25, 2016, there were 332,453,081 shares of our common stock outstanding. The following table sets forth, as of February 25, 2016 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owners set forth in the table below have sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Beneficial Owners of more than 5%:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	27,143,910		7.80%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	23,016,143		6.64%
Directors and Executive Officers:
Malon Wilkus	25,000		*
John R. Erickson	2,000	(4)	*
Samuel A. Flax	4,950		*
Gary Kain	481,930		*
Peter J. Federico	72,965		*
Christopher J. Kuehl	67,427		*
Bernice E. Bell	0		*
Robert M. Couch	11,000		*
Morris A. Davis	1,000		*
Randy E. Dobbs	22,500		*
Larry K. Harvey	17,500		*
Prue B. Larocca	3,383		*
Alvin N. Puryear	1,500		*
Directors and Executive Officers as a group (13 persons)	711,155		*

*	Less than one percent.

(1)	The address of each of the executive officers and directors listed above is c/o American Capital Agency Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814.

(2)	This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by BlackRock, Inc., as a parent holding company or control person of certain named funds (“BlackRock”). BlackRock is the beneficial owner of 27,143,910 shares and has the sole power to dispose or direct the disposition of 27,143,910 of such shares and sole power to vote or direct the vote of 24,696,401 of such shares.

(3)

This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by The Vanguard Group, Inc. (“Vanguard”), as an investment adviser. Vanguard is the beneficial owner of 23,016,143 shares and has the sole power

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    27

OWNERSHIP OF COMPANY EQUITY SECURITIES

to dispose or direct the disposition of 22,654,567 of such shares, shared power to dispose or direct the disposition of 361,576 of such shares, sole power to vote or direct the vote of 341,570 of such shares and shared power to vote or direct the vote of 30,600 of such shares.

(4)	Held by a family trust.

Preferred Stock

On February 25, 2016, there were 6,900,000 shares of our 8.000% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) and 7,000,000 depositary shares (“Series B Depositary Shares”) underlying our 7.750% Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”) outstanding. Each depositary share represents a 1/1,000th interest in a share of our Series B Preferred Stock. Under certain circumstances upon a change of control, our Series A Preferred Stock and Series B Preferred Stock is convertible to shares of our common stock. Holders of our Series A Preferred Stock and Series B Depositary Shares have no voting rights, except under limited conditions. As of February 25, 2016, none of our current directors, nominees for director or executive officers beneficially owned any shares of our Series A Preferred Stock or Series B Depositary Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year 2015 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of 10% or more of our common stock were timely satisfied.

28    AMERICAN CAPITAL AGENCY CORP. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

QUESTIONS AND ANSWERS

ABOUT STOCKHOLDER COMMUNICATIONS AND PROPOSALS

1.	WHO IS RESPONSIBLE FOR STOCKHOLDER COMMUNICATIONS?

The Board of Directors is of the view that management is primarily responsible for all communications on behalf of AGNC with stockholders and the public at large. Thus, in addition to our executive officers, our Manager provides us with an investor relations team who communicates with stockholders.

2.	HOW DO I COMMUNICATE WITH THE COMPANY’S BOARD OF DIRECTORS?

Stockholders who wish to communicate with our Board of Directors or with a particular director may send a letter to our Secretary at American Capital Agency Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s).

Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by AGNC that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters.

A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics, which is published in the Investor Relations section of our web site at www.AGNC.com.

3.	HOW CAN A STOCKHOLDER NOMINATE A DIRECTOR OR SUBMIT A PROPOSAL FOR THE 2017 ANNUAL MEETING?

Stockholder proposals or nominees for election to the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in the following question, and not the procedures set forth in the preceding paragraph.

4.	HOW CAN A STOCKHOLDER SUBMIT A PROPOSAL FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS?

Proposals received from common stockholders in accordance with Rule 14a-8 under the Exchange Act are given careful consideration by our Compensation and Corporate Governance Committee and our Board of Directors. If a common stockholder intends to present a proposal at the 2017 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement and proxy card for that meeting, the stockholder proposal must be received by our Secretary at American Capital Agency Corp., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, on or before November 11, 2016.

If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Nothing in the response to this question shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

In order for a proposal by a common stockholder submitted outside of Rule 14a-8, including any nominations for election to the Board of Directors made by common stockholders, to be considered at the 2017 annual meeting of stockholders, such proposal must be made by written notice (setting forth the information required by our current Bylaws) and received by our Secretary not less than sixty and not more than ninety days in advance of the annual meeting.

Such proposals should be submitted by certified mail, return receipt requested.

5.	HOW CAN I OBTAIN A COPY OF THE COMPANY’S 2015 ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS?

A copy of our 2015 Annual Report on Form 10-K containing audited financial statements was delivered or made available with this proxy statement. Additional copies of our 2015 Annual Report on Form 10-K (without exhibits, unless otherwise requested) are available in print, free of charge, to stockholders requesting a copy by writing to: American Capital Agency Corp., Investor Relations, 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, or by calling (301) 968-9300. You may review our filings with the SEC by visiting the SEC’s home page on the internet at http://www.sec.gov or by visiting the Investor Relations section of our web site at www.AGNC.com.

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OTHER MATTERS

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any postponement or adjournment thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

APPENDIX 1

AMERICAN CAPITAL AGENCY CORP.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

AMERICAN CAPITAL AGENCY CORP.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

	Section	Page

1.	Purpose; Types of Awards; Construction	A1-3

2.	Definitions	A1-3

3.	Administration	A1-4

4.	Eligibility	A1-5

5.	Stock Subject to the Plan	A1-5

6.	Terms of Awards	A1-5

7.	Acceleration of Awards Upon Certain Terminations of Service; Change of Control	A1-7

8.	General Provisions	A1-8

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

AMERICAN CAPITAL AGENCY CORP.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

1. Purpose; Types of Awards; Construction.

The purpose of the American Capital Agency Corp. Amended and Restated Equity Incentive Plan for Independent Directors (the “Plan”), which is an amendment and restatement of the Original Plan, is to afford an incentive to the Independent Directors (as defined herein) of American Capital Agency Corp., a Delaware corporation (the “Company”) to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of stock options, restricted stock, restricted stock units, unrestricted shares and other equity-based awards.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b) “Award” means any Option, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a change in ownership or effective control of the Company, within the meaning of Section 409A of the Code; provided, however, that a transaction or series of transactions effected with the Manager and/or any Affiliate of the Manager, through the acquisition of Common Stock or other Company securities (regardless of the form of such transaction or series of transactions), changes to the membership of the Board or otherwise, shall not constitute a Change of Control for purposes of the Plan or any Award.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g) “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(h) “Company” means American Capital Agency Corp., a Delaware corporation, or any successor corporation.

(i) “Effective Date” means January 26, 2016, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s stockholders.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(k) “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded (or if no shares of Stock is traded on such date, for the last preceding date on which there was a sale of such Stock on such exchange); (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in good faith, shall determine.

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(l) “Independent Director” means a member of the Board who the Board has affirmatively determined is an “independent director” of the Company within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market marketplace rules.

(m) “Option” means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock. All Options granted hereunder shall be nonqualified stock options and shall not be incentive stock options intended to qualify under Section 422 of the Code.

(n) “Original Plan” means the American Capital Agency Corp. Equity Incentive Plan for Independent Directors, which was effective on May 12, 2008.

(o) “Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to unrestricted shares of Stock or dividend equivalent rights.

(p) “Participant” means an eligible Independent Director who has been granted an Award under the Plan.

(q) “Performance Goals” means performance goals established by the Board which may be based on sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, total stockholder return, equity or investment growth, gross amount invested, market share, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance, or any other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to a Participant, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Board.

(r) “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(s) “Plan” means this American Capital Agency Corp. Amended and Restated Equity Incentive Plan for Independent Directors, as amended from time to time.

(t) “Removal for Cause” shall have the meaning ascribed to such term under the laws of Delaware.

(u) “Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(v) “Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iii) to receive Stock, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified Performance Goals.

(w) “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(x) “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

3. Administration.

The Plan shall be administered by the Board. The Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (x) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, the Board may not take any action which would have the effect of reducing the aggregate exercise or purchase price of any Award without obtaining the approval of the Company’s stockholders.

4. Eligibility.

Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, Independent Directors. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 300,000 shares of Stock (inclusive of the number of shares of Stock reserved pursuant to the Original Plan), subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if shares of Stock are surrendered or withheld by the Company as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award and (iv) the Performance Goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6. Terms of Awards.

(a) General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

(b) Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment contingent upon attainment of one or more Performance Goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i) Options. The Board is authorized to grant Options to Participants on the following terms and conditions:

(A) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Participant, through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price; provided that the Board may require that any Stock exchanged by the Participant have been owned by the Participant for at least six months as of the date of exercise. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B) Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(C) Termination of Service. Subject to Section 7, an Option may not be exercised unless: (1) the Participant is then providing services to the Company; and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

(D) Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii) Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(A) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of one or more Performance Goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(B) Forfeiture. Subject to Section 7, upon termination of service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

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(C) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(D) Dividends. Unless otherwise determined by the Board, cash dividends paid with respect to shares of Restricted Stock shall be paid to the same extent, at the same time and in the same manner as such dividends are paid with respect to all other outstanding shares of Stock. Unless otherwise determined by the Board, shares of Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend (other than cash), in each case with respect to shares of Restricted Stock, shall be subject to restrictions and a risk of forfeiture to the same extent as the shares of Restricted Stock with respect to which such shares of Stock or other property (other than cash) has been distributed.

(iii) Restricted Stock Units. The Board is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:

(A) Award and Restrictions. Delivery of Stock, cash or other property, as determined by the Board, will occur upon expiration of the period specified for Restricted Stock Units by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of one or more Performance Goals.

(B) Forfeiture. Subject to Section 7, upon termination of service to the Company prior to the vesting of a Restricted Stock Unit, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(C) Dividend Equivalents. Unless otherwise determined by the Board, Restricted Stock Units shall be credited with dividend equivalents at such time as dividends, whether in the form of cash, Stock or other property, are paid with respect to the Stock. Unless otherwise determined by the Board, any such dividend equivalents shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Units to which they relate. Dividend equivalents may be paid in cash, Stock or other property, at the Board’s discretion. For the avoidance of doubt, dividend equivalents shall not count towards the maximum number of shares of Stock reserved for the grant of Awards under the Plan pursuant to Section 5.

(D) Compliance with Section 409A. Notwithstanding any provision of the Plan and any Award Agreement, the grant, vesting and settlement of Restricted Stock Units shall comply with the applicable requirements of Section 409A of the Code.

(iv) Other Stock-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more Performance Goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Stock-Based Awards may include grants of shares of Stock that are not subject to any restrictions or a substantial risk of forfeiture. To the extent that an Other Stock-Based Award would be subject to Section 409A of the Code, the provisions of such Award shall comply with the requirements of Section 409A of the Code.

7. Acceleration of Awards Upon Certain Termination of Service; Change of Control.

(a) Unless otherwise determined by the Board and set forth in an individual Award Agreement, in the event that the service to the Company of a Participant is terminated other than pursuant to a Removal for Cause, any Award held by such Participant that was not previously vested, exercisable and/or payable shall become fully vested, exercisable and or payable, and any Performance Goals imposed with respect to such Award shall be deemed to be

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APPENDIX 1: AMERICAN CAPITAL AGENCY CORP. AMENDED AND RESTATED EQUITY INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

fully achieved; provided, that with respect to an Award that is subject to Section 409A of the Code, such termination of service is a “separation from service” within the meaning of Section 409A of the Code.

(b) Upon a Change of Control, any Award outstanding under the Plan that was not previously vested and/or exercisable shall become fully vested and/or exercisable, and any Performance Goals imposed with respect to such Award shall be deemed to be fully achieved.

8. General Provisions.

(a) Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b) No Right to Continued Service, etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a director of, or continue to provide services to, the Company or any parent, subsidiary or Affiliate of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.

(c) Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

(d) Effective Date; Amendment and Termination.

(i) The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s stockholders. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, no Award granted to a Participant under this Plan on or after the Effective Date and prior to the first annual meeting of stockholders following such date shall become effective until the date, if any, on which the stockholders of the Company approve the Plan.

(ii) The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f) Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan, provided that to the extent necessary, such procedures and programs comply with Section 409A of the Code.

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(g) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i) Regulations and Other Approvals.

(i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii) Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv) The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(j) Section 409A Compliance. Notwithstanding any provisions of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code. To the extent that the Board determines that the Plan or any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, notwithstanding anything to the contrary contained in the Plan or the Award Agreement, the Board reserves the right to amend or terminate the Plan and/or amend, restructure, terminate or replace the Award to the extent necessary to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such Section.

(k) Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8, or an amendment to an existing effective registration statement on Form S-8, with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.

(l) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Delaware without giving effect to the conflict of laws principles thereof.

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APPENDIX 2: PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

APPENDIX 2

PROPOSED AMENDMENT TO AMERICAN CAPITAL AGENCY CORP.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

Set forth below are proposed changes to Section 5.5 of the Company’s Amended and Restated Certificate of Incorporation, as amended. Addition of new text is indicated by underlining and deletion of existing text is indicated by a strike-through.

Section 5.5         Removal of Directors. Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof, with respect to any directors elected by the holders of such class, any director, or the entire Board of Directors, may be removed from office at any time with or without ~~for~~ cause by the affirmative vote of the holders of at least sixty-six percent (66%) of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

AMERICAN CAPITAL AGENCY CORP. – Proxy Statement    A2-1

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 19, 2016.

Vote by Internet • Go to www.investorvote.com/agnc • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Malon Wilkus	☐	☐	☐	02 - John R. Erickson	☐	☐	☐	03 - Samuel A. Flax	☐	☐	☐	+
04 - Alvin N. Puryear	☐	☐	☐	05 - Robert M. Couch	☐	☐	☐	06 - Morris A. Davis	☐	☐	☐
07 - Randy E. Dobbs	☐	☐	☐	08 - Larry K. Harvey	☐	☐	☐	09 - Prue B. Larocca	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of an amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors.	☐	☐	☐	3. Approval of an amendment to our Amended and Restated Certificate of Incorporation to provide that our stockholders may remove any director from office, with or without cause.	☐	☐	☐
	For	Against	Abstain
4. Ratification of appointment of Ernst & Young LLP as our independent public accountant for the year ending December 31, 2016.	☐	☐	☐	The proxies are authorized to vote in their discretion on any matter that may properly come before said meeting or any postponement or adjournment thereof.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted — PLEASE SIGN HERE AND RETURN PROMPTLY.

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — American Capital Agency Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

2016 ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL

AGENCY CORP. TO BE HELD ON APRIL 19, 2016.

The undersigned hereby appoints Samuel A. Flax and John R. Erickson and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, on Tuesday, April 19, 2016, at 11:00 a.m. Eastern Time, and any postponement or adjournment or thereof.

This proxy is revocable and your shares of common stock will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and FOR the other proposals listed on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE